UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2023

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is hereby incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 11, 2023, the board of directors the (“Board”) of Evofem Biosciences, Inc. (the “Company”), adopted and approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”) in order to change, among other things:

●	Section 2, removing requirement for Board Consent to reschedule annual meeting
●	Section 3, so the proportion of shares present required to constitute a quorum at a meeting of stockholders, from a majority to one-third of the outstanding shares of stock entitled to vote, as permitted under § 216 of the Delaware General Corporation Law.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the text of the Second Amend and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

The Audit Committee of the Board (the “Audit Committee”) of the Company has conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee invited several firms to participate in this process.

As a result, the Audit Committee recommended, and the Board approved the dismissal of Deloitte & Touche LLP (“Deloitte”), as the Company’s independent registered public accounting firm, on July 11, 2023.

The reports of Deloitte on the Company’s financial statements for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that, the reports included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021 and through the subsequent interim period through July 11, 2023, the Company has no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) and related instructions thereto, with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements.

There were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, and related instructions thereto, during the fiscal years ended December 31, 2022 and 2021, and through the subsequent interim period through July 11, 2023, except that, as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 10-K”) and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, the Company reported material weaknesses in its internal control over financial reporting during such period. As disclosed in the 2022 10-K, in connection with the Company’s evaluation of the effectiveness of its internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934), the Company concluded that its internal control over financial reporting was not effective as of December 31, 2022. The material weaknesses primarily related to limited finance and accounting staffing levels that are not commensurate with the Company’s complexity and its financial accounting and reporting requirements. The Audit Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with Deloitte, and has authorized Deloitte to respond fully to the inquiries of BPM LLP concerning such material weaknesses.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has requested that Deloitte furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the statements above, and, if not, stating the respects in which it does not agree. Deloitte furnished the requested letter, and a copy is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On July 11, 2023, the Company appointed BPM LLP (“BPM”) as the Company’s new independent registered public accounting firm effective as of July 11, 2023. The Audit Committee’s selection of BPM is subject to the ratification of the Company’s stockholders at the Company’s 2023 Annual Meeting (the “Annual General Meeting”).

The Audit Committee of the Board recommends, and the Board approved the appointment of BPM.

During the fiscal year ended December 31, 2022 and the interim period from January 1, 2023 through July 11, 2023, neither the Company, nor anyone acting on its behalf, consulted with BPM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and BPM did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of Evofem Biosciences, Inc. adopted July 11, 2023.
16.1	Deloitte & Touche LLP letter, dated July 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: July 17, 2023	By:	/s/ Saundra Pelletier
Sandra Pelletier
Chief Executive Officer

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